Company Presentation

March 2004

Disclaimer

Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the financial markets.  Those and other risks and uncertainties are described in the
Company's filings with the Securities and Exchange Commission, including the Company's
Annual Report on Form 10-K (Item 1 - Business).  We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or solicitation of an offer to buy any security.

I.             Overview

II.      The Real Estate Mezzanine Market

III.      CT’s Real Estate Mezzanine Strategy

IV.     Capital Trust, Inc.

TABLE OF CONTENTS

Overview

Capital Trust, Inc.

Specialty finance/investment management company focused on structured financial products

Founded in 1997 by Sam Zell (Chairman) and John Klopp (CEO)

Publicly traded (NYSE: CT) real estate investment trust

Unique Business Model

Balance Sheet Investor

Investment Manager

Expandable Platform

Credit Underwriting Expertise

Financial Structuring Experience

OVERVIEW

Existing Platform

Largest dedicated real estate mezzanine investor in the US

Originated over $3.4 billion of mezzanine investments

117 transactions to date

Unparalleled track record

Over 60% of portfolio realized: 20%+ return

Less than 1.0% loss experience on the entire portfolio

Fully integrated internal management structure

20 professionals

17 years of average senior management experience

Six year team history

OVERVIEW

2003 Initiatives

OVERVIEW

Elected to be taxed as a REIT

Modified investment management venture with Citigroup

Completed 1-for-3 reverse stock split

Privately placed 1.1 million common shares

Restarted balance sheet investment program (senior and small balance mezzanine investments)

Raised $425 million of committed equity capital for CT Mezzanine Partners III, Inc., the third in our series of private equity funds

Filed $300 million shelf registration

Business Plan

          Leverage our unique platform to generate consistent net income growth by increasing balance sheet investments and growing our funds under management.

Continue to grow balance sheet assets with senior and small balance (under
$15 million) mezzanine investments

Continue to sponsor and manage CT Mezzanine Partners funds

Expand the franchise through incubation and/or acquisition of complementary balance sheet and investment management businesses

Sequentially increase the company’s equity capital base, float and liquidity

OVERVIEW

26.00
24.00
22.00
20.00
18.00
16.00
14.00
3/5
4/4
5/4
6/3
7/3
8/2
9/1
10/1
10/31
11/30
12/30
1/29
2/28
150
100
50
-
Thousands

CAPITALTRUST

NYSE: CT

Share Price

High (3/4/04)                         $25.74

Low (4/03/03)                       $14.49

Current (3/4/04)                  $25.74

YTD Daily Volume

High                                              126,100

Average                                     17,558

TTM Return:  55%

Note:

(1) Source Bloomberg: assumes reinvestment of dividends.

(1)

Trailing 12-Month Performance

OVERVIEW

4Q’ 03 Div.

1Q’ 03 Div.

2Q’ 03 Div.

3Q’ 03 Div.

$300MM Shelf
Registration Filed

3-for-1 Reverse

Stock Split

Private
Placement

The Real Estate Mezzanine Market

A LARGE AND DYNAMIC MARKET

THE REAL ESTATE MEZZANINE MARKET

U.S. Commercial Real Estate Debt:

$2.0 Trillion

Life Ins. Cos.

13%

Banks

42%

CMBS

17%

Agency & Govt

Pools

10%

Savings & Loans

8%

Other

10%

Annual Issuance ($ Billions)
Cummulative Issuance ($ Billions)

CAPITALTRUST

GROWTH OF SECURITIZATION

THE REAL ESTATE MEZZANINE MARKET

Historical US CMBS Issuance

0.0

10.0

20.0

30.0

40.0

50.0

60.0

70.0

80.0

90.0

100.0

1995

1996

1997

1998

1999

2000

2001

2002

2003

0.0

50.0

100.0

150.0

200.0

250.0

300.0

350.0

400.0

450.0

500.0

US Conduit

US Other

Cumulative US CMBS

Senior

Equity

Traditional

Capital Structure

% Capital

75%

25%

% Capital

60%

20%

20%

Current

Capital Structure

Senior

Equity

Mezzanine

THE REAL ESTATE MEZZANINE MARKET

Senior

Mezzanine

% Capital

60%

20%

20%

Gross Unleveraged

Return

L + 25 to 150 bps

L  + 250 to 1000 bps

5 – 15%

Credit

AAA to BBB-

BB+ to UR

RELATIVE VALUE

Equity

THE REAL ESTATE MEZZANINE MARKET

First

Mortgage

CMBS

Rake Bond / B Note

Mezzanine Loan

Preferred Equity

Common Equity

Pledge

Loan

Partnership

Interest

Single

Loan Risk

Pooled

Risk

RISK AND STRUCTURE

THE REAL ESTATE MEZZANINE MARKET

CT’s Real Estate

Mezzanine Strategy

First

Mortgage

CMBS

Rake Bond / B Note

Mezzanine Loan

Preferred Equity

Common Equity

Pledge

Loan

Partnership

Interest

Single

Loan Risk

Pooled

Risk

CT TARGETS

III - 1

CT Balance Sheet Transactions

CT Mezzanine Partners
Transactions

CT’s REAL ESTATE MEZZANINE STRATEGY

III - 2

Capital Trust

CT’s REAL ESTATE MEZZANINE STRATEGY

Mezzanine Loan Characteristics:

Fund III

B Notes/Senior Mezzanine

Mezzanine

Mezzanine

Size:

$5-50 million

$5-15 million

$15-100 million

Term:

2-10 years

2-10 years

3-5 years

DSC:

> 1.1x

> 1.1x

> 1.1x

LTV:

50-70%

60-85%

60-85%

Asset Types:

All (no land/

All (no land/

All (no land/

construction)

construction)

construction)

Geographic:

Nationwide

Nationwide

Nationwide

Exit Strategy

RISK PROFILE

III - 3

CT’s REAL ESTATE MEZZANINE STRATEGY

Property Type

Core vs. Special
Use

Market Type

Primary vs. Secondary vs.
Tertiary

Size/Quality

Large Loan vs.
Small Loan

Loan to Value

Subordinated Debt vs.
Quasi Equity

Duration

Short (1 to 5 years) vs. Long
(7 to 10 years)

Index

Floating vs.
Fixed

Property Profile

Stabilized vs.
Turnaround vs.

To Be Built

Capital Trust’s Mezzanine Investments Emphasize:

Large, high-quality assets

In-place cash flow coverage

Significant borrower equity

III - 4

CT’s REAL ESTATE MEZZANINE STRATEGY

III - 5

CT’s REAL ESTATE MEZZANINE STRATEGY

Senior Debt Provided by

Goldman Sachs

Cadillac Fairview

Portfolio

Nationwide

$320 Million

Senior Debt Provided by

UBS

F/G/S/R

Portfolio

Nationwide

$100 Million

Senior Debt Provided by

Citigroup

Pecanland

Mall

Monroe, LA

$50 Million

Senior Debt Provided by

CDC Capital

Westgate

Mall

Amarillo, TX

$62 Million

Senior Debt Provided by

JPMorgan Chase

Dolce Conference

Centers

Northeastern U.S.

$80 Million

Senior Debt Provided by

Wachovia

500-512

Seventh Avenue

New York, NY

$178 Million

Senior Debt Provided by

Bear Stearns

Monmouth

Mall

Eatontown, NJ

$135 Million

Senior Debt Provided by

Lehman Brothers

ACP

Portfolio

South Florida

$150 Million

Senior Debt Provided by

Morgan Stanley

Continental

Plaza

Hackensack, NJ

$77 Million

Senior Debt Provided by

CSFB

717 Fifth

Avenue

New York, NY

$220 Million

Senior Debt Provided by

Deutsche Bank

COMM 2001-FL5

G Class

Nationwide

$19 Million

Senior Debt Provided by

Bank of America

Gas Company

Tower

Los Angeles, CA

$280 Million

Senior Debt Provided by

Greenwich Capital

Salmon Run

Mall

Watertown, NY

$51 Million

Senior Debt Provided by

Wells Fargo

DRA/DDR

Portfolio

Nationwide

$175 Million

III - 6

CT’s REAL ESTATE MEZZANINE STRATEGY

Capital Trust’s Competitive Advantages:

Investment Origination

Broad Network

Established Relationships

Quick Turnaround / Certainty of Closing

Creativity and Flexibility

Transaction Execution

Underwriting Experience

Structuring Expertise

Efficient Approval Process

Capital Access

Equity Sources

Debt Sources

Proven Track Record

III - 7

CT’s REAL ESTATE MEZZANINE STRATEGY

III - 8

Origination

Originators

Asset Mgmt.

Approval

Underwriting

Due Diligence

Capital Trust’s Investment Process:

CT’s REAL ESTATE MEZZANINE STRATEGY

Senior Lenders

Borrowers

Brokers

Deal Team

Business

Credit Team

Finance/Capital

Markets Team

Legal

Structure

Investment

Committee

Board

of Directors

Credit

Providers

Partners

Asset Mgmt. Team

Credit Team

Finance/Capital

Markets Team

Legal

Deal Team

COO, Stephen D. Plavin

CFO, Brian H. Oswald

Jeremy FitzGerald, MD

Peter Ginsberg, MD

Marc Bosnyak, Director

Jeffrey Wiseman, VP

Ian Carlos, Associate

Ryan Totaro, Associate

Corinne Packard, Analyst

Mitchell Rosen, Analyst

Thomas Ruffing, Director

Jonathan Goldberg, Asset Manager

Daniel Clasen, Asset Manager

Michael Brenner, IT Director

Mayra Garcia, Office Mgr.

4 Assistants

Denise Sottilare, Controller

Gina Pappalardo, Accountant

Board of Directors

Sam Zell

Jeffrey Altman

Thomas Dobrowski

Martin Edelman

Gary Garrabrant

Craig Hatkoff

John Klopp

Henry Nassau

Sheli Rosenberg

Steven Roth

Lynne Sagalyn

Lending/Investing

Asset Management

Administration

Finance

Capital Markets

Geoffrey Jervis, Director

Timothy Taylor, Associate

CEO, John R. Klopp

III - 9

CAPITAL TRUST, INC.

20 Professionals

CT’s REAL ESTATE MEZZANINE STRATEGY

Capital Trust, Inc.

CT Mezzanine

Partners III, Inc.(1)

Assets                     $1,275

Liabilities                  $850

Equity                        $425

Capital Trust, Inc.

12/31/03

Assets                   $397

Liabilities          $212

CTP                          $89

Equity                  $97

CT Investment

Management

Co., LLC (TRS)

(100% owned)

(Management Contracts)

CT Mezzanine

Partners II LP

Assets                        $514

Liabilities                 $342

Equity                       $171

(4.7% owned)

(5.9% owned)

Net Interest Margin

Base and Incentive

Management Fees

CAPITAL TRUST, INC.

Note:

(1)

Represents full equity commitments drawn and invested at a target leverage ratio of 2:1.  Actual assets, liabilities and equity balances as of 12/31/03 are $188, $130 and $58, respectively.

($ millions)

CAPITAL TRUST, INC.

Assets ($000s)

FHLMC

Freddie Gold 6.5s MBS

Face Value: $19,291

Coupon 6.5%

GAAP Yield:    6.07%

Stated Maturity:  2031

WAL:  2.4 years

CMBS

Issues/Bonds:                     12/18

Face Value:                  $215,512

Fixed/Variable:          98% / 2%

GAAP Yield:                  11.63%

WAL:                            7.8 years

Average Rating:                     BB

Fund Investments        $Value

Fund II                            $12,680

Fund III                               2,737

Capitalized Costs              6,571

Total                                $21,988

Loans(2)

# of Loans:                               14

Face:                              $180,490

Fixed/Variable:        34% / 66%

GAAP Yield:                    8.90%

WAL:                                     4.17

WALTV:                              70%

Notes:

(1)

GAAP Yield multiplied by book balance equates to GAAP income for the asset.

(2)

Excludes one $3,269 NPL.

(2)

(1)

(1)

(1)

Interest Rate Hedge (Swap)

$109 million notional

Pay 4.24% and receive LIBOR

12/31/03

Assets

Cash

$8,738

FHMLC

20,052

CMBS

158,136

Loans

Fixed Rate

61,046

Variable Rate

122,675

Reserve

(6,672)

Fund Investments

21,988

Interest Rate Hedge (Swap)

168

Other

11,013

Total Assets

$397,144

Liabilities

Secured Debt

$197,413

Other

14,248

Total Liabilities

$211,661

Convertible Trust Preferred

$89,466

Common Equity

$96,017

Liabilities and Equity ($000s)

CAPITAL TRUST, INC.

Secured Debt

Over $400 million of committed credit facilities

Multiple providers (Morgan Stanley, Goldman
Sachs, Bear Stearns, Citigroup, etc.)

Coupon: LIBOR flat to LIBOR + 225 bps

GAAP Cost of Funds: 3.25%

Convertible Trust Preferred (CTP)

15 year life, fully subordinate, 5-year dividend
skip

10% current coupon (0.75% increase annually
commencing 9/30/04)

Convertible at $21 per share

Callable by company at par 9/30/04

Common Equity

6.5 million shares outstanding

Book value per share: $14.41

40% owned by officers & directors

12/31/03

Assets

Cash

$8,738

FHMLC

20,052

CMBS

158,136

Loans

Fixed Rate

61,046

Variable Rate

122,675

Reserve

(6,672)

Fund Investments

21,988

Interest Rate Hedge (Swap)

168

Other

11,013

Total Assets

$397,144

Liabilities

Secured Debt

$197,413

Other

14,248

Total Liabilities

$211,661

Convertible Trust Preferred

$89,466

Common Equity

$96,017

Risk Management Principles:

Build portfolios of investments diversified by asset category, property type and geographic market

Manage a matched book by controlling asset/liability mix (index &
duration) and by using derivative instruments to hedge interest rate exposure

Prudently employ leverage in order to enhance returns and increase the size and diversity of the portfolios

Maintain the liquidity necessary to hold and protect investments

CAPITAL TRUST, INC.

Investment Management

$1.35 billion of third party equity raised in three funds to date

CT Mezzanine Partners I, LLC

March 2000 – March 2001

$330 million of investments

Remaining assets purchased by Capital Trust in January 2003

CT Mezzanine Partners II LP

April 2001 – April 2003

$1.2 billion of investments

Fund closed

CT Mezzanine Partners III, Inc.

June 2003 – June 2005

$425 million equity commitments

$20 million Capital Trust commitment (4.7%)

$300 million of investments to date

CAPITAL TRUST, INC.

CT Mezzanine

Partners III, Inc.(1)

Assets                     $1,275

Liabilities                  $850

Equity                        $425

CT Investment

Management

Co., LLC (TRS)

CT Mezzanine

Partners II LP

Assets                    $514

Liabilities              $342

Equity                    $171

CAPITAL TRUST, INC.

Investment Management

Note:

(1)

Represents full equity commitments drawn and invested at a target leverage ratio of 2:1.  Actual assets, liabilities and equity balances as of 12/31/03 are $188, $130 and $58, respectively.

Base Management Fee

1.3% per annum

Incentive Management Fee

20% of profits after a 10%
preferred return and 100%
return of capital

Split 50% to CTIMCO,

      50% to Citigroup

Base Management Fee

1.4% per annum

Incentive Management Fee

20% of profits after a 10%

      preferred return and 100%

      return of capital

Split 62.5% to CTIMCO,

      37.5% to Citigroup

($ millions)

(Management Contracts)

Portfolio Net Interest Margin

        Income Income

        Interest Expense

        Net Interest Margin

Other Revenue

        Fund Base Management Fees

        Fund Incentive Comp.

        Fund Investment Income

        Advisory Fees

        Other

        Subtotal

Other Expenses

        G&A

        Other

        Subtotal

        Income Taxes

        Convertible Trust Preferred

Net Income

Net Income per share (diluted)

Dividends per share

12/31/03

$38,246

  9,845

28,401

          8,020

        0

1,526

0

     53

9,599

        13,320

   1,057

14,377

646

        9,452

$13,525

$2.23

$1.80

Income Statement ($000s)

CAPITAL TRUST, INC.

CONCLUSION

Dominant franchise in an attractive/growing market niche

Organic growth through:

Balance sheet investments

Net interest margin

Assets under management

Base management fees

Incentive management fees

Scalable/expandable platform

Other real estate strategies

Specialty finance/structured products

Credit + Structure = Return

CAPITAL TRUST, INC.